UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 15, 2007

HANOVER COMPRESSOR COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-13071 (Commission File Number)	76-0625124 (I.R.S. Employer Identification No.)

12001 North Houston Rosslyn Houston, Texas (Address of Principal Executive Offices)	77086 (Zip Code)
Registrant’s Telephone Number, including Area Code: (281) 447-8787
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Retention Bonus Plan
Form of Retention Bonus Award Letter

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 15, 2007, the Management Development and Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Hanover Compressor Company (the “Company”), approved increases to the base salary of the following executive officers, except for John E. Jackson which the Board approved, each of such increases to be effective as of April 1, 2007:

		Amount of
Officer	Title	Increase	New Salary
John E. Jackson	President and Chief Executive Officer; Director	$35,000	$600,000
Brian A. Matusek	Senior Vice President — Western Hemisphere	$30,000	$340,000
Norman A. Mckay	Senior Vice President — Eastern Hemisphere	$30,000	$340,000
Gary M. Wilson	Senior Vice President, General Counsel and Secretary	$25,000	$335,000
Lee E. Beckelman	Senior Vice President and Chief Financial Officer	$30,000	$330,000
Steven W. Muck	Vice President — Global Human Resources and Health, Safety and Environment	$20,000	$270,000
Stephen P. York	Vice President — Investor Relations and Technology	$12,000	$212,000
Peter G. Schreck	Vice President — Treasurer	$12,000	$210,000
Anita H. Colglazier	Vice President — Controller	$15,000	$200,000
Retention Bonus Plan
     Additionally, on March 15, 2007, the Compensation Committee approved the adoption of a Retention Bonus Plan (the “Retention Plan”) for key employees, including certain executive officers, to provide such employees with an incentive to continue employment with the Company in light of the proposed merger with Universal Compression Holdings, Inc. Participants in the Retention Plan will receive a retention bonus (the “Retention Bonus”), which bonus is not necessarily the same for each participant, upon continuing employment with the Company until March 31, 2008 (the “Key Date”). If a participant's employment with the Company is terminated prior to the Key Date by reason of death, disability or termination by the Company without cause, the participant is entitled to his or her Retention Bonus within ten days of such event. The Retention Plan administrator, as designated by the Compensation Committee, is empowered to select and approve participants, determine the amount of the Retention Bonus for each participant, and to interpret and administer the Retention Plan.
     The foregoing description of the Retention Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Retention Plan filed as Exhibit 10.1. Participants will receive a Retention Bonus Award Letter setting forth their Retention Bonus and Key Date, a form of which is filed as Exhibit 10.2.
     Subject to the terms of the Retention Plan, the Retention Bonus amounts for executive officers will be as follows:

		Estimated
		Retention
Officer	Title	Bonus
John E. Jackson	President and Chief Executive Officer; Director	$0
Brian A. Matusek	Senior Vice President — Western Hemisphere	$0
Norman A. Mckay	Senior Vice President — Eastern Hemisphere	$310,000
Gary M. Wilson	Senior Vice President, General Counsel and Secretary	$310,000
Lee E. Beckelman	Senior Vice President and Chief Financial Officer	$0
Steven W. Muck	Vice President — Global Human Resources and Health, Safety and Environment	$250,000
Stephen P. York	Vice President — Investor Relations and Technology	$200,000
Peter G. Schreck	Vice President — Treasurer	$0
Anita H. Colglazier	Vice President — Controller	$150,000
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description

10.1*	Retention Bonus Plan

10.2*	Form of Retention Bonus Award Letter

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER COMPRESSOR COMPANY
Date: March 21, 2007	By:	/s/ Suzanne B. Kean
		Name:	Suzanne B. Kean
		Title:	Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Retention Bonus Plan

10.2	Form of Retention Bonus Award Letter